Simplify Gamma Emerging Market Bond ETF

GAEM

Supplement dated February 10, 2025 to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated July 12, 2024

Effective January 2, 2025:

The “Principal Investment Strategies” subsections beginning on pages 1 and 13 of the Prospectus are revised to add the following as the last paragraph of the subsection:

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

The “Principal Investment Risks” subsection beginning on page 2 of the Prospectus is revised to add the following paragraph:

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to more potential for volatility than a diversified fund.

The “Principal Investment Risks” subsection beginning on p. 16 of the Prospectus is revised to add Non-Diversification Risk as a principal risk for GAEM and to add the following corresponding paragraph:

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

The last sentence of the first paragraph under the heading “The Funds” on page 1 of the SAI is revised as follows:

The ~~Funds are each~~ Simplify Gamma Emerging Market Bond ETF is a non-diversified series of the Trust. The Simplified National Muni Bond ETF is a diversified series of the Trust.

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This Supplement, and the Summary Prospectus, Prospectus and Statement of Additional Information dated July 12, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.